Exhibit 10

                             SHAREHOLDER'S AGREEMENT


     SHAREHOLDER'S AGREEMENT dated as of June 3, 1999 (this "Agreement") by and among Merrimac Industries, Inc., a New Jersey corporation (the "Company"), William D. Witter, Inc., a New York corporation registered as an investment advisor under the Investment Advisers Act of 1940 ("Witter, Inc."), and William
D. Witter.

     WHEREAS, Witter, Inc. is the record owner of the Witter Shares (as defined herein) and Witter, Inc., together with William D. Witter, are the beneficial owners of the Witter Shares; and

     WHEREAS, as a condition to amending the Company's shareholder rights plan to allow Witter, Inc., together with its Affiliates and Associates (as such terms are defined herein), to purchase up to a total of 15% of the outstanding shares of capital stock of the Company, the parties agree to the transfer provisions relating to the Covered Securities (as defined herein) as set forth in this Agreement;

     NOW, THEREFORE, in consideration of the foregoing premises and the covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

     Section 1.1 Certain Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated:

     "Affiliate" means, with respect to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such first Person. The term "affiliated" (whether or not capitalized) shall have a correlative meaning. For the purposes of this definition, "control," as used with respect to any Person, shall mean the possession, directly or indirectly through or with one or more intermediaries, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. The terms "controlled by" and "under common control with" shall have correlative meanings.

     "Agreement" means this Shareholder's Agreement and any schedules and exhibits attached hereto, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof.

     "Associate" means, with respect to any Person, (a) any Entity of which such Person is an officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any equity securities of any Class, (b) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity, (c) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person and (d) any Associates thereof. For purposes of this Agreement, William D. Witter shall be deemed an Associate of Witter, Inc. and Charles F. Huber, II shall not be deemed an Associate of Witter, Inc.

     "beneficial owner" or "beneficial ownership" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York are not open for business.

     "Class" shall have the meaning set forth in the definition of Covered Securities.

     "Common Stock" shall have the meaning set forth in the definition of Witter Shares.

     "Company" shall have the meaning set forth in the preamble to this Agreement.

     "Contract"   means  any  agreement,   contract,   obligation,   commitment,
indenture, lease, license, instrument, note, bond, security, agreement in principle, letter of intent, undertaking, promise, covenant, arrangement or understanding, whether written or oral.

     "Covered Securities" means (i) any and all shares (or other units) of capital stock of the Company, however denominated, of any class, series, issue or other type ("Class"), including shares of capital stock into which any such Class may be changed, and (ii) any and all Rights with respect to any such shares of capital stock of the Company of any Class. If, at any time, any Covered Securities of any Class are changed into shares of capital stock of any other Class or other securities of any Class, whether by reason of a reclassification, reorganization, recapitalization, consolidation, merger,



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

exchange or any other event or transaction of any nature whatsoever, then such shares of capital stock or other securities into which such Covered Securities are changed shall also be "Covered Securities", and this sentence shall apply successively on each and every occasion on which any event or transaction of any kind referred to shall occur. If, in connection with any consolidation, merger, binding share exchange or reorganization to which the Company is a party and in which the Company is not the surviving or continuing corporation or any sales, conveyance, transfer or lease to another Entity of the properties and assets of the Company as an entirety or substantially as an entirety, capital stock or other securities of any Class of the successor or acquiring Entity are issued or issuable in respect of any Covered Securities on any Class, then such shares of capital stock or other securities of such successor or acquiring Entity shall also be "Covered Securities". The term "Covered Securities" also includes all shares or other appropriate units of capital stock or other securities of any Class issued as a dividend or distribution on any other shares or other units of Covered Securities.

     "Entity" means any corporation, limited liability company, general or limited partnership, joint venture, association, joint stock company, trust, other unincorporated business or organization or other Person which is not either a natural person or a governmental authority.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "Liens" means any liens, claims, charges, conditions, equitable interests, commitments (fixed or contingent), encumbrances, options, pledges, security interests, mortgages, retention of title agreements, defects of title, rights of interest or restrictions of any kind or nature, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership.

     "Person" means any individual, corporation, limited liability company or entity, general or limited partnership, joint venture, association, joint stock company, trust, unincorporated business or organization, Governmental Authority or other entity or legal person, whether acting in an individual, fiduciary or other capacity.

     "Reports" shall have the meaning set forth in Section 4.1(d) of this Agreement.

     "Rights" means options, warrants, convertible or exchangeable securities or other rights, however denominated, to subscribe for, purchase or otherwise acquire any equity interest or other security of any Class, with or without payment of additional consideration in cash or property, either immediately or upon the occurrence of a specified date or a specified event or the satisfaction or happening of any other condition or contingency.



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

     "SEC" shall have the meaning set forth in Section 4.1(d) of this Agreement.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "Total Voting Power" means the aggregate number of votes which may be cast by holders of issued and outstanding Covered Securities.

     "Transfer" means, when used with reference to any Covered Securities or other securities, to directly or indirectly, voluntarily or involuntarily, (i) to offer for sale, sell, assign, make a gift of, exchange, tender, dispose of, pledge, hypothecate, grant an option or other Right for or otherwise transfer (whether by merger or otherwise) or permit any sale or transfer to satisfy a margin call or other obligation relating to Covered Securities held as collateral, encumber or subject to any claim, Lien or restriction any such Covered Securities or other securities or any interest therein, (ii) grant any proxy, voting or other rights with respect to any such Covered Securities or other securities or deposit any Covered Securities into a voting trust or (iii) enter into any agreement or arrangement regarding the transfer, acquisition, holding, disposition or voting of such Covered Securities. The terms
"Transferred",   "Transferee"   and  similar  variants  shall  have  correlative
meanings.

     "Voting Covered Securities" means all Covered Securities entitled to vote in annual or special meetings of the Company and which would be entitled to vote in annual or special meetings of the Company if it were assumed that Rights with respect to Covered Securities then held were duly exercised and converted in full (whether or not then exercisable or convertible).

     "Witter, Inc." shall have the meaning set forth in the preamble to this Agreement.

     "Witter Shares" means (i) the 171,899 shares of issued and outstanding Common Stock, par value $.50 per share (the "Common Stock"), of the Company owned beneficially or of record or held by Witter, Inc. and William D. Witter (for themselves or on behalf of their various clients) on the date hereof, (ii) all shares of Common Stock and Covered Securities of the Company hereafter acquired by Witter, Inc. or any of its Affiliates and Associates (held by them or on behalf of their various clients) pursuant to the exercise of Rights with respect to Covered Securities of the Company hereafter acquired or held by Witter, Inc. or any of its Affiliates and Associates with the written consent of the Company, and (iii) all Rights with respect to shares of Common Stock or Covered Securities of the Company hereafter acquired or held by Witter, Inc. or any of its Affiliates and Associates (for themselves or on behalf of their various clients) with the written consent of the Company.

     Section 1.2 Terms Generally; Certain Rules of Construction. The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The words "herein", "hereof" and "hereunder" and words of similar import refer to this Agreement in its entirety and not to any part hereof unless the context shall otherwise require. The word "or" is not exclusive and means "and/or." All references herein to Sections, Exhibits and Schedules shall be deemed references to and Sections of, and Exhibits and Schedules to (if any), this Agreement unless the context shall otherwise require. Unless otherwise expressly provided herein or unless the context shall otherwise require, any references as of any time to any agreement (including this Agreement) or other Contract, instrument or document or to any statute or regulation or any specific section or other provision thereof are to it as amended and supplemented through such time (and, in the case of a statute or regulation or specific section or other provision thereof, to any successor of such statute, regulation, section or other provision). Any reference in this Agreement to a "day" or number of "days" (without the explicit qualification of "Business") shall be interpreted as a reference to a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action or notice shall be deferred until, or may be taken or given on, the next Business Day. Unless otherwise expressly provided herein or unless the context shall otherwise require, any provision of this Agreement using a defined term which is based on a specified characteristic, qualification, feature or status shall, as of any time, refer only to such Persons who have the specified characteristic, qualification, feature or status as of that particular time.

                                   ARTICLE II

                         STANDSTILL AND TRANSFER MATTERS

     Section 2.1 Acquisitions. Without the prior written consent of the Company, each of Witter, Inc. and its Affiliates and Associates will not purchase or otherwise acquire, or agree or offer to purchase or otherwise acquire, record or beneficial ownership of any Covered Securities if, after giving effect to such purchase or acquisition, Witter, Inc., together with its Affiliates and Associates, are the beneficial owners of Covered Securities representing in the aggregate more than 15% of Total Voting Power (it being understood that for purposes of this Section 2.1, a dividend or a distribution of Covered Securities pursuant to a reorganization, recapitalization, consolidation, merger or exchange shall not be deemed a purchase or an acquisition). If Witter, Inc. or any of its Affiliates or Associates purchases or otherwise acquires Covered Securities in violation of the immediately preceding sentence, such Covered Securities shall immediately be Transferred as permitted by Section 2.2. Notwithstanding the foregoing, the Company may also pursue any other available remedy to which it may be entitled to as a result of such violation.

     Section 2.2 Transfer Restrictions. Each of Witter, Inc. and its Affiliates and Associates will not Transfer or permit any Person to Transfer on its or his behalf any Covered Securities, except:

     (a) to any Person or "group" (within the meaning of Section 13(d)(3) of the Exchange Act) who, after giving effect to such Transfer, would beneficially own Voting Covered Securities representing in the aggregate less than 3% of Total Voting Power;

     (b) pursuant to a tender or exchange offer made by the Company or recommended by the Board of Directors of the Company to the Company's shareholders; or

     (c) to William D. Witter or any wholly owned subsidiary of Witter, Inc.; provided that such subsidiary agrees in writing to be bound by the terms of this Agreement.


                                   ARTICLE III

                               VOTING REQUIREMENTS

     Section 3.1. Agreement to Vote. Witter, Inc. hereby agrees to vote, and William D. Witter hereby agrees to cause Witter, Inc. to vote, the Witter Shares at the Company's 1999 annual meeting of shareholders scheduled for June 10, 1999 (the "Annual Meeting") (i) in favor of the adoption of the amendment to the Company's Certificate of Incorporation creating a classified Board of Directors,
(ii) for each of the nominees for director of the Company as set forth in the proxy statement relating to the Annual Meeting (the "Proxy Statement"), (iii)



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

for such other proposals and items as recommended by the Company's Board of Directors in the Proxy Statement and (iv) for or against any other items or business that may properly come before the Annual Meeting (or any adjournment or postponement thereof) as directed by the appointed proxies at the Annual Meeting.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     Section 4.1 Representations and Warranties.

     (a) Each party to this Agreement hereby represents and warrants to each other party that (i) such party has the right, power and authority or legal capacity, as the case may be, to enter into this Agreement and perform its or his obligations hereunder, (ii) this Agreement has been duly authorized by all necessary corporate or other action prerequisite to the execution and delivery thereof by such party and is a legally valid and binding obligation of such party enforceable in accordance with its terms and (iii) the execution, delivery and performance of this Agreement by such party and the transactions contemplated hereby do not, with or without the giving of notice or the passage of time or both, (x) violate any law, ordinance, rule or regulation or any judgment, writ, injunction or order of any court, arbitrator or governmental, administrative or self-regulatory body or agency, applicable to such party,
(y) require the consent or authorization of or waiver by or filing with any governmental, administrative, self-regulatory body or agency or any other Person or (z) conflict with, result in the breach of any provision of, result in the modification or termination of, require the consent or authorization of or waiver by or filing with any other Person (other than such as has been obtained prior to the date hereof) to, or result in the creation or imposition of any Lien or constitute a default under any material Contract to which such party is a party.

     (b) Witter, Inc. and William D. Witter hereby represent and warrant to the Company that Witter, Inc. has good and valid title to, and is the record and, together with William D. Witter, his associates and the various clients of

Witter, Inc., the beneficial owner of, the Witter Shares free and clear of any Liens, and that Witter, Inc., together with William D. Witter pursuant to his ownership of a majority of the capital stock of Witter, Inc., have voting control of such Witter Shares. Witter, Inc. and William D. Witter hereby represent and warrant to the Company that the Witter Shares constitute all Covered Securities of the Company owned of record or beneficially by Witter, Inc. and William D. Witter and their Affiliates and Associates and the various clients of Witter, Inc. and all such Covered Securities of the Company as to which Witter, Inc. and its Affiliates and Associates have (on behalf of themselves or their various clients) voting control.

     (c) Witter, Inc. and William D. Witter hereby represent and warrant to the Company that Witter, Inc. has the sole right to vote or direct the vote of and dispose or direct the disposition of the Witter Shares in its sole discretion (it being understood that William D. Witter, by virtue of his ownership of a majority of the capital stock of Witter, Inc., has the sole power to control Witter, Inc.) and none of the Witter Shares is subject to any voting trust or other agreement, arrangement, or restriction with respect to the voting thereof and there are no Rights or Contracts to which Witter, Inc. or any of its Affiliates or Associates is a party, or by which Witter, Inc. or any of its Affiliates or Associates is bound or affected, that provides for the Transfer of any Covered Securities or any interest therein or any Rights with respect thereto (other than the rights held by the various clients of Witter, Inc. to receive or direct the receipt of dividends from, or the proceeds from the sale of, the Witter Shares), relates to the voting, Transfer or control of any thereof, or obligates Witter, Inc. or any of its Affiliates or Associates to grant, offer or enter into any of the foregoing.

     (d) Witter, Inc. and William D. Witter hereby represent and warrant to the Company that Witter, Inc. and its Affiliates and Associates have filed all required reports, schedules, forms, statements and other documents (collectively, "Reports") concerning the Witter Shares with the Securities and Exchange Commission ("SEC") as required by the Securities Act and the Exchange Act, and that none of such Reports contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.



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


                                    ARTICLE V

                                CERTAIN COVENANTS

     Section 5.1 Certain Actions. Witter, Inc. and William D. Witter, except as otherwise permitted by this Agreement, will not, and will not permit their Affiliates and Associates to:

     (a) make, or take any action to solicit, initiate or encourage, any offer or proposal for, or any indication of interest in, a merger or other business combination involving the Company or any subsidiary of the Company or the acquisition of any equity interest in, or a substantial portion of the assets of, the Company or any subsidiary of the Company;

     (b) "solicit", or become a "participant" in any "solicitation" of, any "proxy" (as such terms are defined in Regulation 14A under the Exchange Act) or written consent from any holder of Covered Securities in connection with any vote on any matter, or agree or announce his or its intention to vote with any Person undertaking a "solicitation" or communicate with or seek to advise or influence any Person with respect to the voting of any Covered Securities;

     (c) form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3)of the Exchange Act) with respect to any Covered Securities;

     (d) call or seek to have called any meeting of the shareholders of the Company or seek election of any representative to the Board of Directors of the Company or the removal of any member of the Board of Directors of the Company;

     (e) otherwise act to seek to control, disrupt or influence the management, policies or affairs, of the Company or its Affiliates;

     (f) without the prior written consent of the Company, issue or make any announcement or public statement concerning the Company or its Affiliates, any policies of the Company or its Affiliates or any director, officer, employee or shareholder of the Company or its Affiliates; or

     (g) instigate or encourage any third party to do any of the foregoing.

     Section 5.2 SEC Reports. Upon the Company's request, Witter, Inc. and its Affiliates and Associates will deliver to the Company (i) true and complete copies of all Reports required to be filed by Witter, Inc. and its Affiliates and Associates with the SEC concerning the Covered Securities of the Company owned beneficially or of record or held by Witter, Inc. or William D. Witter or their Affiliates or Associates and (ii) true and complete copies of all Reports that would have been required to be filed by Witter, Inc. and its Affiliates and Associates with the SEC concerning the Covered Securities of the Company owned beneficially or of record or held by Witter, Inc. or William D. Witter or any of their Affiliates or Associates if Witter, Inc. or William D. Witter or any of their Affiliates or Associates owned beneficially or of record or held a sufficient number of such Covered Securities to require filing of Reports with the SEC.

                                   ARTICLE VI

                                  MISCELLANEOUS

     Section 6.1 Binding Effect; Assignability. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No party to this Agreement will assign or delegate this Agreement or any rights, interests or obligations hereunder, except that the Company may assign this Agreement and its rights, interest or obligations to any Affiliate of the Company.

     Section 6.2 Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers of or consents to departures from the provisions hereof may not be given unless approved in writing by the parties hereto.

     Section 6.3 Governing Law. This Agreement and the validity, interpretation and performance of the terms and provisions hereof shall be governed by, and construed in accordance with, the laws of the State of New Jersey, without regard to the provisions thereof relating to choice or conflict of laws.

     Section 6.4 Interpretation. The headings of the articles and sections contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not affect the meaning or interpretation of this Agreement.



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

     Section 6.5 Notices. All notices, requests, consents, demands, elections and other communications required or permitted hereunder shall be in writing and shall be given to the intended recipient at:

     If to the Company:

     Merrimac Industries, Inc.
     41 Fairfield Place
     West Caldwell, New Jersey  07006
     Facsimile:  (973) 575-0531
     Attention:  President and
     Chief Executive Officer

     with a copy to:

     Chadbourne & Parke LLP
     30 Rockefeller Plaza
     New York, NY  10112
     Facsimile:  (212) 541-5369
     Attention:  Thomas C. Meriam, Esq.

     If to Witter, Inc. or William D. Witter:

     William D. Witter, Inc.
     153 East 53rd Street, 51st Floor
     New York, New York  10022
     Facsimile:  (212) 486-7697
     Attention:  William D. Witter

    Any such notice, request, consent, demand, election or other communication shall be deemed to have been duly given if personally delivered or sent by registered or certified mail, return receipt requested, Express Mail, Federal Express or similar overnight delivery service for next Business Day delivery or by telegram, telex or facsimile transmission and will be deemed given, unless earlier received: (1) if sent by certified or registered mail, return receipt requested, five calendar days after being deposited in the United States mail, postage prepaid; (2) if sent by Express Mail, Federal Express or similar overnight delivery service for next Business Day delivery, the next Business Day after being entrusted to such service, with delivery charges prepaid or charged to the sender's account; (3) if sent by telegram or telex or facsimile transmission, on the date sent; and (4) if delivered by hand, on the date of delivery.

     Section 6.6 No Implied Waivers. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein or made pursuant hereto. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by any party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

     Section 6.7 Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the specific subject matter hereof, and supersedes all prior agreements and undertakings, both written and oral, among the parties with respect to such specific subject matter.

     Section 6.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

     Section 6.9 Further Assurances. Each party shall cooperate and take such actions as may be reasonably requested by the other party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

     Section 6.10 Specific Performance; Injunctive Relief. In addition to any other rights or remedies which may be available at law, in equity or by Contract, the Company shall be entitled to obtain in any court of competent jurisdiction specific performance of, or an injunction or other order restraining any act or proposed act which would result in a violation of, any of the terms or provisions of any of the covenants, agreements or obligations of Witter, Inc. or William D. Witter hereunder, it being agreed by the parties that the remedy at law, including monetary damages, for breach of such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived. The rights and remedies herein expressly provided are cumulative and not exclusive of any other rights or remedies which any party would otherwise have pursuant to this Agreement, at law, in equity, by statute or otherwise.

     Section 6.11 Severability. If any provision of this Agreement or the application thereof to any Person or circumstance is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to Persons or circumstances other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby; provided, that if any provision hereof or the application thereof shall be so held to be invalid, void or unenforceable by a court of competent jurisdiction, then the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision therefor and, if the parties shall fail to negotiate and agree upon such a provision, such court of competent jurisdiction may substitute for such invalid, void or unenforceable provision a suitable and equitable provision in order to carry out, so far as may be valid and enforceable, the intent and purpose of the invalid, void or unenforceable provision.

     Section 6.12 Consent to Jurisdiction; Service of Process. To the fullest extent permitted by applicable law, each party hereto hereby irrevocably and unconditionally (i) submits, for himself and his property or itself and its property, to the nonexclusive jurisdiction of the courts of the States of New York and New Jersey and any court of the United States sitting in New York City (and of any appellate court to which an appeal of any judgment, order, decree or decision of any such court may be taken) in any suit, action or proceeding arising out of or relating to this Agreement or for recognition or enforcement of any judgment rendered in any such suit, action or proceeding, (ii) waives any objection which he or it may now or hereafter have to the laying of venue of any such suit, action or proceeding in any such court, including any claim that any such suit, action or proceeding has been brought in an inconvenient forum, (iii) waives all rights to a trial by jury in any such suit, action or proceeding,
(iv) waives personal service of any summons, complaint or other process by any means, manner or method other than in the manner provided for the giving of notices to such party in Section 6.5, and agrees that any process served upon such party in such manner provided for in Section 6.5 shall have the same validity and legal force and effect as if served upon such party personally within the State of New York or New Jersey, as the case may be and (v) if any such party at any time is not a resident of the State of New York or New Jersey, agrees to appoint and maintain the appointment of an agent in the State of New York and New Jersey as such party's agent for service and acceptance of legal process in connection with any such action, suit or proceeding with the same validity and legal force and effect as if served upon such party personally, within the State of New York or New Jersey, as the case may be, and to notify promptly each other such party of the name and address of such agent.

     IN WITNESS WHEREOF, the parties have executed this Shareholder's Agreement as of the date first above written.


      Merrimac Industries, Inc.


      By: /s/ Mason N. Carter
          -------------------
      Name: Mason N. Carter
      Title: Chairman, President and
             Chief Executive Officer

      WILLIAM D. WITTER, INC.


      By: /S/ William D. Witter
          ---------------------
      Name:  William D. Witter
      Title: President


         /S/ William D. Witter
         ---------------------
         William D. Witter






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